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                                                                    EXHIBIT 99.1

     AMENDMENT No. 4, dated as of February 28, 2003 (this "Amendment"), to the Loan and Security Agreement, dated as of October 29, 2001 (as heretofore or hereafter amended, supplemented and otherwise modified, the "Agreement"), among Woodworkers Warehouse, Inc. (the "Borrower"), the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders") and Bank of America, N.A. as agent for the Lenders (in its capacity as agent, the "Agent").

                              W I T N E S S E T H :

     WHEREAS, the Borrower, the Agent and the Lenders are parties to the Agreement;

     WHEREAS, the Borrower has requested that the Lenders modify certain provisions of the Agreement and the Lenders are willing to do so on the terms and conditions as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the respective meanings ascribed thereto in the Agreement.

     2. Amendments to the Agreement. The Agreement is hereby amended as follows:

          (a) Section 1 of the Agreement is hereby amended by deleting the definition of "Applicable Margin" and replacing it with the following definition:

          ""Applicable Margin" means (i) with respect to Reference Rate Loans and all other obligations (other than LIBOR Rate Loans and Additional Availability Reference Rate Loans) one and one-quarter percent (1.25%), (ii) with respect to Additional Availability Reference Rate Loans, three and one-quarter percent (3.25%) and (iii) with respect to LIBOR Rate Loans, three and one-half percent (3.50%)."

          (b) Section 9.9 of the Agreement is hereby amended by deleting the word "and" before clause (d) and inserting the following clause after the word "hereby" at the end of such Section:


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          ", and (e) (i) the unsecured term note dated January 30, 2003 given by
          Borrower to Porter Cable Corporation, a Delaware corporation, in the principal amount of $2,000,000.00, (ii) the unsecured term note dated January 14, 2003 given by Borrower to Black & Decker (U.S.) Inc., a Maryland corporation, in the principal amount of $1,000,000.00, (iii) the unsecured term note dated January 31, 2003 given by Borrower to WMH Tool Group Inc., a Washington corporation, in the principal amount of $1,000,000.00, (iv) the unsecured term note dated January 31, 2003 given by Borrower to Freud Inc., a North Carolina corporation, in the principal amount of $250,000.00 and (v) the unsecured term note dated January 31, 2003 given by Borrower to Robert Bosch Tool Corporation, a Delaware corporation, in the principal amount of $209,985.01 (hereinafter sometimes collectively referred to as the "Unsecured Notes")"

          (c) Section 10.11 of the Agreement is hereby amended by deleting the word "and" before clause (d) and inserting the following clause at the end of such Section:

          "; and (e) the Unsecured Notes"

          (d) Section 10.12 of the Agreement is hereby amended by adding the clause "the Unsecured Notes" after the word " Existing Debt" in the fourth line of such section.

          (e) The following new section 10.25 is hereby added:

          "10.25 Seabrook Proceeds. Borrower shall be permitted to, subject to
          Section 4.3, upon the date of sale of the Seabrook Premises, retain any excess proceeds from such sale for working capital purposes only."

          (f) Section 10.26 Seabrook Proceeds is hereby deleted in its entirety.

          (g) Section 10.26 EBITDA of the Agreement is hereby deleted in its entirety and replaced with the following:



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          "10.26 EBITDA. On a consolidated basis, the Borrower shall have cumulative EBITDA for the four consecutive fiscal quarters ended on the last day of the fiscal quarter set forth below of not less than the amount set forth below opposite such fiscal quarter:

                  Period Ending                  EBITDA
                  -------------                  ------
                  February, 2003                 $25,000.00
                  May, 2003                      $600,000.00
                  August, 2003                   $1,400,000.00"

          (h) Section 12.1(e) of the Agreement is hereby amended by adding the following words before the ";" at the end of such Section:

          ", including, but not limited to, the payment of any principal or interest due on the Unsecured Notes;"

     4. Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants as follows, with the same effect as if such representations and warranties were set forth in the
Agreement:

          (i) The Borrower has the power and authority to enter into this Amendment and has taken all corporate action required to authorize the Borrower's execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by the Borrower, and the Agreement, as amended hereby, constitutes the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms. The execution, delivery, and performance of this Amendment and the Agreement, as amended hereby, by the Borrower will not violate its certificate of incorporation or by-laws or any material agreement or legal requirement binding on the Borrower.

          (ii) On the date hereof and after giving effect to the terms of this Amendment, (A) the Agreement and the other Loan Documents are in full force and effect and constitute binding obligations, enforceable against the Borrower in accordance with their respective terms; (B) no Default or Event of Default has occurred and is continuing; and (C) the Borrower has no defense to or setoff, counterclaim or claim against payment of the



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               Obligations and enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.

     5. Limited Effect. Except as expressly amended hereby, all of the covenants, representations and warranties (including, without limitation, those found in Section 9.1), and provisions of the Agreement are and shall continue to be in full force and effect. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import and each reference in the other Loan Documents to the Agreement shall mean and be a reference to the Agreement as amended hereby.

     6. Conditions of Effectiveness. This Amendment shall become effective when and only when (a) this Amendment shall be executed and delivered by the Borrower and the Majority Lenders, (b) Agent and each of the Lenders have received fully executed copies of the Unsecured Notes described in this Amendment and (c) the Agent shall have received, for the pro-rata benefit of each Lender, a fee in connection with the execution of this Amendment of $35,000.00 to be paid in three equal installments of $11,666.67 on March 7, 2003, April 1, 2003 and May 1, 2003, respectively; provided, that, the entire amount of such fee shall become immediately due and payable, without notice or demand, at Agent's option, upon the occurrence of an Event or Event of Default or upon termination of the Agreement.

     7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

     8. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, each of which shall be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

     9. Amendment. No modification or waiver of any provision of this Amendment, or any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                           "BORROWER"

                           Woodworkers Warehouse, Inc.

                           By: /s/ Rick C. Welker
                              Name: Rick C. Welker
                              Title: Vice President & Chief Financial Officer


                           "AGENT"

                           Bank of America, N.A.
                              as the Agent

                           By: /s/ William J. Wilson
                              Name: William J. Wilson
                              Title: Vice President


                           "LENDERS"

                           Bank of America, N.A.
                              as a Lender

                           By: /s/ William J. Wilson
                              Name: William J. Wilson
                              Title: Vice President

                           Foothill Capital Corporation

                           By: /s/ Juan Barrera
                              Name: Juan Barrera
                              Title: Assistant Vice Principal

                           Transamerica Business Capital Corporation

                           By: /s/ Michael S. Burns
                              Name: Michael S. Burns
                              Title: Senior Vice President


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